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                                                                    EXHIBIT 10.6


                                AMENDMENT NO. 2
                                     TO THE
                           NCI BUILDING SYSTEMS, INC.
                         NONQUALIFIED STOCK OPTION PLAN

                                November 4, 1999


         The NCI Nonqualified Stock Option Plan, as amended and restated as of December 12, 1996 and as amended by Amendment No. 1 to the NCI Building Systems, Inc. Nonqualified Stock Option Plan, dated March 4, 1998 (the "Plan"), is hereby amended as follows:

         1. Section 18(g) of the Plan is hereby restated in its entirety as follows:

                  "(g) "Normal Retirement Age" means the age established by the Board from time to time as the normal age for retirement of a director or employee, as applicable. In the absence of a determination by the Board, the Normal Retirement Age for all participants shall be deemed to be 65 years of age."

         Except as amended by this Amendment No. 2, the Plan shall continue in full force and effect as originally executed and delivered. Any reference in the Plan to the "Plan" shall refer to the Plan as amended by this Amendment No.
2. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to those terms in the Plan.

         Signed to be effective the date first written above.



                                      /s/ Donnie R. Humphries
                                      -----------------------
                                      Donnie R. Humphries, Secretary